AMENDMENT NO. 17
TO
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
OF
AIM VARIABLE INSURANCE FUNDS
     This Amendment No. 17 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this “Amendment”) amends, effective as of April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (the “Trust”) dated as of September 14, 2005, as amended (the “Agreement”).
     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
     WHERAS, the Trust desires to amend the Agreement to change the name of Invesco V.I. High Yield Fund to Invesco V.I. High Yield Securities Fund effective March 3, 2010; and
     WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Variable Insurance Funds to AIM Variable Insurance Funds (Invesco Variable Insurance Funds); and
     WHEREAS, the Trust desires to amend the Agreement to change the following Funds’ names effective April 30, 2010:

CURRENT NAME	NEW NAME
AIM V.I. Basic Balanced Fund	Invesco V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund	Invesco V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund	Invesco V.I. Capital Development Fund
AIM V.I. Core Equity Fund	Invesco V.I. Core Equity Fund
AIM V.I. Diversified Income Fund	Invesco V.I. Diversified Income Fund
AIM V.I. Dynamics Fund	Invesco V.I. Dynamics Fund
AIM V.I. Financial Services Fund	Invesco V.I. Financial Services Fund
AIM V.I. Global Health Care Fund	Invesco V.I. Global Health Care Fund
AIM V.I. Global Multi-Asset Fund	Invesco V.I. Global Multi-Asset Fund
AIM V.I. Global Real Estate Fund	Invesco V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund	Invesco V.I. Government Securities Fund
AIM V.I. High Yield Fund	Invesco V.I. High Yield Fund
AIM V.I. International Growth Fund	Invesco V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund	Invesco V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund	Invesco V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund	Invesco V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund	Invesco V.I. Money Market Fund
AIM V.I. Small Cap Equity Fund	Invesco V.I. Small Cap Equity Fund
AIM V.I. Technology Fund	Invesco V.I. Technology Fund
AIM V.I. Utilities Fund	Invesco V.I. Utilities Fund
     NOW, THEREFORE, the Agreement is hereby amended as follows:
1.	Any and all references to AIM Variable Insurance Funds are hereby changed to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

2.	Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

3.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

4.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

“SCHEDULE A
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. Basic Balanced Fund	Series I Shares
Series II Shares

Invesco V.I. Basic Value Fund	Series I Shares
Series II Shares

Invesco V.I. Capital Appreciation Fund	Series I Shares
Series II Shares

Invesco V.I. Capital Development Fund	Series I Shares
Series II Shares

Invesco V.I. Core Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Diversified Income Fund	Series I Shares
Series II Shares

Invesco V.I. Dividend Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Dynamics Fund	Series I Shares
Series II Shares

Invesco V.I. Financial Services Fund	Series I Shares
Series II Shares

Invesco V.I. Global Dividend Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Global Health Care Fund	Series I Shares
Series II Shares

Invesco V.I. Global Multi-Asset Fund	Series I Shares
Series II Shares

Invesco V.I. Global Real Estate Fund	Series I Shares
Series II Shares

Invesco V.I. Government Securities Fund	Series I Shares
Series II Shares

Invesco V.I. High Yield Fund	Series I Shares
Series II Shares

Invesco V.I. High Yield Securities Fund	Series I Shares
Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. Income Builder Fund	Series I Shares
Series II Shares

Invesco V.I. International Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Large Cap Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Leisure Fund	Series I Shares
Series II Shares

Invesco V.I. Mid Cap Core Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Money Market Fund	Series I Shares
Series II Shares

Invesco V.I. S&P 500 Index Fund	Series I Shares
Series II Shares

Invesco V.I. Select Dimensions Balanced Fund	Series I Shares
Series II Shares

Invesco V.I. Select Dimensions Dividend Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	Series I Shares
Series II Shares

Invesco V.I. Small Cap Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Technology Fund	Series I Shares
Series II Shares

Invesco V.I. Utilities Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Capital Growth Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Comstock Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Equity and Income Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Global Value Equity Fund	Series I Shares
Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Van Kampen V.I. Government Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Growth and Income Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. High Yield Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. International Growth Equity Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Mid Cap Growth Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Mid Cap Value Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Value Fund	Series I Shares
Series II Shares

5